As filed with the Securities and Exchange Commission on July 10, 1998



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 6, 1998
                                  ------------


                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)
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North Carolina                              0-15829                    56-1355866
---------------                            ---------                  ------------
(State or other                             (Commission                (IRS Employer
jurisdiction of                             File Number)               Identification No.)
incorporation)
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           22 Union Street, North, Concord, North Carolina 28026-0228
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              (Registrant's telephone number, including area code)


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ITEM 5            OTHER EVENTS.
-------------------------------

         On July 6, 1998, First Charter Corporation, the registrant (the "Registrant"), announced financial results for both the six and three month periods ended June 30, 1998. A copy of the press release announcing these financial results as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------------

         (c)      The following exhibits are filed herewith:


Exhibit No.       Description
-----------------------------

         99.1 News release disseminated on July 6, 1998 by First Charter Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  FIRST CHARTER CORPORATION


                                       By: /s/ Lawrence M. Kimbrough
                                           -------------------------------------
                                           Lawrence M. Kimbrough
                                           President and Chief Executive Officer

Dated:  July 10, 1998



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                                  EXHIBIT INDEX
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Exhibit No.                Description                                                  Sequential Page
------------               ------------                                                 No.
                                                                                        ---------------

99.1                       News  Release  disseminated  on July 6, 1998 by First
                           Charter Corporation.

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